Exhibit 99.1

2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS M A Y 1 4 , 2026 TSX, NYSE AMERICAN: NG |

AGENDA : NOVAGOLD | 2026 Annual General Meeting 2 Formal Business Peter Adamek Vice President and CFO Gold Sector Dr. Thomas S. Kaplan Chairman Why NOVAGOLD? Greg Lang President and CEO

Cautionary Statements 3 NOVAGOLD | 2026 Annual General Meeting Regarding forward - looking statements REGARDING FORWARD - LOOKING STATEMENTS This presentation includes certain “forward - looking information” and “forward - looking statements” (collectively “forward - looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein are forward - looking statements. Forward - looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward - looking statements include future - oriented financial information or financial outlook within the meaning of securities laws, including: statements regarding the merits of Donlin Gold including production estimates; the benefits of our partnership with Paulson; anticipated expenditures and anticipated plans for Donlin Gold; statements regarding the permitting, potential development, exploration, construction and operation of Donlin Gold and the timing thereof; ability to develop adequate infrastructure, including but not limited to the natural gas pipeline, and that the cost of doing so will be reasonable; expectations regarding judicial and/or administrative decisions; goals and planned activities for 2026; ongoing support provided to key stakeholders including Alaska Native Corporation landowners; plans and timing for completion of updated feasibility study (BFS), if at all; plans for and expected outcome of future recruitment and hiring; sufficiency and sources of funds to continue to advance development of Donlin Gold, including to a construction decision; repayment of the Barrick Mining Corporation promissory note; mineral reserve and mineral resource estimates; future gold price performance; ability to deliver on our strategy with the Donlin Gold project, increasing shareholder and stakeholder wealth; and statements relating to NOVAGOLD’s future operating and financial performance. Forward - looking statements are necessarily based on several opinions, estimates and assumptions that management considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results to be materially different from those expressed or implied by such forward - looking statements. Important factors that could cause actual results to differ materially from expectations include: ability and timing to obtain additional permits and governmental approvals; the need for additional financing to complete an updated feasibility study and to explore and develop properties; ability to raise capital at terms favorable to us, or at all; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project as well as with government agencies and stakeholders; construction and operational risks with mining projects such as accidents, equipment breakdowns, bad weather, disease, non - compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision is made for Donlin Gold; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10 - K and 10 - Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. Forward - looking statements contained in this presentation are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production; estimated capital costs, operating costs, production and economic returns; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure at a reasonable cost; that all necessary permits and governmental approvals will be obtained on a timely basis; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; availability of equipment, skilled labor and services needed for exploration and development of mineral properties; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. NOVAGOLD assumes no obligation to update the forward - looking statements, except as required by law. This presentation shall not constitute an offer to sell, nor the solicitation of an offer to purchase any securities referenced herein. CAUTIONARY NOTE CONCERNING RESERVE & RESOURCE ESTIMATES This presentation uses the terms “mineral resources”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a lower level of confidence than that applying to indicated mineral resources and may not be converted to mineral reserves. The SEC’s mining disclosure rules (“S - K 1300”) are closely aligned with current industry and global regulatory practices and standards, including National Instrument 43 - 101 – Standards of Disclosure for Mineral Projects (“NI 43 - 101”). NI 43 - 101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. While S - K 1300 is more closely aligned with NI 43 - 101 than the prior SEC mining disclosure rules, there are some differences. Notably, unlike NI 43 - 101, S - K 1300 requires that resources be disclosed exclusive of mineral reserves, and that mineral resources and reserves be disclosed on the basis of our interest in them. The resource and reserve estimates included in the 2025 Technical Report (as defined below) and the 2025 Technical Report Summary (as defined below) have been prepared in accordance with NI 43 - 101 and S - K 1300, respectively. Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a “qualified person” under NI 43 - 101 and S - K 1300, has approved the scientific and technical information contained in this presentation. ALL DOLLAR AMOUNTS QUOTED IN THIS REPORT ARE IN U.S. CURRENCY UNLESS OTHERWISE NOTED. Qualified Person(s) Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc. Most Recent Disclosure “NI 43 - 101 Technical Report on the Donlin Gold Project, Alaska, USA” (“2025 Technical Report”) prepared by Wood Group USA Inc. (“Wood”) and Geosyntec Consultants International, Inc. (“Geosyntec”), effective November 30, 2025. “S - K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA” (“2025 Technical Report Summary”) prepared by Wood and Geosyntec dated November 30, 2025.

WHY NOVAGOLD? Greg Lang President and CEO 4 NOVAGOLD | 2026 Annual General Meeting

NOVAGOLD

Long-Term Value Creation Anchored by Donlin Gold

2006-2011
Resource Definition
135% resource growth during active exploration years[1]

2008-2010
Anchor Institutional Entry
Electrum and Paulson become NG's largest shareholders

2017-2018
Permitting Success
Donlin receives Federal JROD & major permits[2]

2018-2024
Donlin Gold Technical Optimization, Permitting Activities, and Continuous Stakeholder Engagement

2025+
Ownership Restructuring and Development Pathway
NG and Paulson acquire Barrick's 50% Donlin stake & BFS work launches

Donlin Gold Key Attributes

- Production Profile
- High-Grade…Low Operating Cost
- Blue Sky
- Permitting
- Jurisdictional Safety
- Land Ownership
- Sustainability-Focused
- Shareholder Support
- Experienced Team

See endnote for this slide in Appendix

5 NOVAGOLD | 2026 Annual General Meeting
NOVAGOLD

Select North and South American gold development projects 0.4 Moz/yr 1 Driving responsible growth and value for decades to come Annual Production “Then comes the project’s production profile. Size and grade matter. Anticipated to start with a 27 - year mine, Donlin Gold is positioned to become one of the only million - plus ounce gold producers in the world. Now that’s leverage.” Dr. Thomas S. Kaplan – NOVAGOLD's 2025 Letter to Shareholders Donlin Gold – 27 - year LOM 1.1 Moz/yr 2 See Mineral Reserves & Mineral Resource s table in Appendix 6 NOVAGOLD | 2026 Annual General Meeting Donlin Gold – First ten full years of operation 1.3 Moz/yr 3 See endnote for this slide in Appendix Production Profile A Strategic Asset: Donlin Positioned To Be America’s Largest Gold Mine

Donlin Gold possesses a grade more than double the global average, positioning it as a premier asset in the sector 2x Global Average Average Gold Grade Donlin Gold vs. Global Average Strategic Value ▪ Donlin Gold's high grade provides resilience through commodity price cycles ▪ Higher grade produces more ounces per tonne, lowering cash cost per ounce (Donlin: $831/oz Gold 3 ) 3.0 See endnote for this slide in Appendix NOVAGOLD | 2026 Annual General Meeting 7 2.5 2.0 1.5 1.0 0.5 Donlin Gold Global Average 1.04 g/t 2 2.22 g/t 1 0 Gold Advantage

Potential to expand current resource at depth and along strike ▪ A total of 40 Moz 1 (100% basis) have been defined in the ACMA and Lewis pits with approximately 2,100 drillholes totaling approximately 494,000 m ▪ Mineral Reserves and Mineral Resources are contained in the ACMA and Lewis pits occupying only 3 km of an 8 km mineralized belt, which itself is located on less than 5% of Donlin Gold’s total mineral land package See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources table in Appendix Exploration potential remains at depth in the pits and along strike from Queen to Ophir The Next Big Gold Discovery Could Be at Donlin Gold ACMA AND LEWIS PITS FACILITIES Exploration Potential Donlin Gold land package 8 NOVAGOLD | 2026 Annual General Meeting

Permitting Stability & Alaska Readiness

De-Risked Path to Production in an Excellent Jurisdiction

State Permitting
Completed

- ✓ Air Quality
- ✓ Alaska Pollutant Discharge Elimination System[1]
- ✓ Clean Water Act Section 401 Certification[2]
- ✓ Reclamation Plan[3]
- ✓ Title 16 Fishing Habitat
- ✓ Waste Management[4]
- ✓ Pipeline Right-of-Way
- ✓ Water Rights

On-track

- ➢ Dam safety (multi-year commitment)
- ➢ Submitted preliminary design packages as next step in State approval process

Federal Permitting
Completed

- ✓ Final Environmental Impact Statement (EIS)[5]
- ✓ Joint Record of Decision (ROD)[5]
- ✓ Section 10/404 (wetlands) permit[5]
- ✓ Pipeline and Hazardous Materials Safety

Location, Location, Location
Alaska: Safe and Stable Mining Jurisdiction

2nd Largest
Gold-producing state in the U.S.[6]

$4.5 Billion
Annual non-fuel mineral production (6th in U.S.)[7]

$1.1 Billion Spend
On goods & services with 500+ Alaska businesses[8]

12,400 Jobs
Total direct & indirect attributed to mining industry[8]

See endnotes for this slide in Appendix

9 NOVAGOLD | 2026 Annual General Meeting

NOVAGOLD

Getting the Donlin mine to production will be transformative for Alaska and provide hundreds of great paying jobs.” “ – Governor Mike Dunleavy (@GovDunleavy) via X July 23, 2025 10 NOVAGOLD | 2026 Annual General Meeting

Located on private lands selected for mineral potential five decades ago and owned by Alaska Native Corporations Calista Corporation (“Calista”) ▪ Calista selected the land — Alaska Native Claims Settlement Act of 1971 ▪ Employment opportunities and economic benefits ▪ Exploration and mining lease ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference ▪ Contributions to scholarship program The Kuskokwim Corporation (TKC) ▪ Surface Use Agreement ▪ Contributions to Kuskokwim Educational Foundation scholarship ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference Sustainability and Landowner Involvement ▪ Collaboration with Calista and TKC on environmental programs, including baseline studies, monitoring, and integration of Traditional Ecological Knowledge ▪ Engagement through community outreach and the Subsistence Community Advisory Committee (SCAC) in the Yukon - Kuskokwim (Y - K) region in Alaska ▪ In coordination with Calista and TKC, supports workforce development through local hiring, training, and education initiatives Land Ownership Long - standing Engagement with Alaska Native Corporations A generational opportunity NOVAGOLD | 2026 Annual General Meeting 11

Sustainability Focused NOVAGOLD 2025 Sustainability Performance 1 See endnotes for this slide in Appendix 12 NOVAGOLD | 2026 Annual General Meeting

57.4% Top 10 Shareholders 1 22.4% 1. Electrum Strategic Resources 8.0% 2. Lingotto Investment Management LLP 6.2% 3. Paulson & Co. Inc. 5.5% 4. Fidelity Management & Research Co. 3.4% 5. BlackRock Institutional Trust Co. 3.1% 6. The Vanguard Group, Inc. 2.8% 7. Capital Group 2.1% 8. First Eagle Investment Management 2.0% 9. D.E. Shaw & Co. L.P. 1.9% 10. Kopernik Global Investors Analyst Coverage BMO Capital Markets Scotiabank RBC Capital Markets National Bank Financial Morgan Stanley Citigroup Canaccord B. Riley Securities Shareholder Support Strong Institutional Support & Analyst Coverage 13 See endnotes for this slide in Appendix NOVAGOLD | 2026 Annual General Meeting

Management & Project Development Teams Execution Capabilities & Organizational Structure NOVAGOLD | 2026 Annual General Meeting 14 NOVAGOLD Tier One Management Team Greg Lang President & CEO Former President of Barrick Gold North America with extensive experience in mine building and operations Mélanie Hennessey VP, Corporate Communications 20+ years in financial markets, governance, Indigenous relations, sustainability, and crisis management Richard Williams VP & COO Led the design and construction of the Pueblo Viejo project in the Dominican Republic Peter Adamek VP, Finance & CFO Former VP, Finance of Hudbay Minerals. Key role in financing and construction sanctioning of Constancia copper project in Peru Ben Machlis VP & General Counsel Former Dorsey & Whitney LLP Partner with extensive legal expertise in mining and natural resources Frank Arcese Project Director Fluor Lead EPCM Contractor Recruitment continues for key BFS team to support project execution WSP Power Plant Worley Pipeline Hatch POX & Oxygen Plant Donlin Gold BFS Team

2025 ACHIEVEMENTS NOVAGOLD | 2026 Annual General Meeting 15

Donlin Gold 2025 Highlights See endnotes for this slide in Appendix NOVAGOLD | 2026 Annual General Meeting 16 Key Activities ▪ Completed a $1B transaction to acquire Barrick’s 50% interest in Donlin Gold LLC, increasing NOVAGOLD’s ownership to 60% (additional 10% for $200M), with Donlin Gold Holdings 1 acquiring 40% for $800M ▪ Issued RFPs for the Bankable Feasibility Study and key project scopes; proposals received in October ▪ Appointed Frank Arcese as Project Director to lead BFS efforts, bringing 40+ years of mining project experience across the U.S. and internationally ▪ Completed 18,454 - meter drill program for future mine planning; in - pit exploration drilling for geological modelling and resource conversion; and geotechnical drilling in pit and of material sites for construction of the access road Community Investments and Stakeholder Engagement ▪ Hosted five project site visits with investors, analysts, owners, Alaska Native leaders, state and federal officials, and key infrastructure stakeholders ▪ Finalized two additional Shared Values Statements with villages in the Y - K region near the project, increasing the total to 20 ▪ Further development and restoration of the inlet channel at Snow Gulch was carried out to restore natural habitat conditions in support of aquatic life ▪ Supported and participated in community events that celebrated cultural preservation, strengthened stakeholder relationships, and promote economic and social well - being

Natural Gas Pipeline BFS Scope of Work and Key Components Technical Workstreams ▪ Appointed Fluor Corporation as lead engineering firm; technical workstreams underway ▪ Awarded engineering contracts to WSP (Power Plant), Worley (Pipeline) and Hatch (POX & Oxygen Plant) ▪ Workstreams in progress for additional contractors Timeline & Milestones Specialist Contractors Key Infrastructure Components Integration Fluor will integrate major work packages and coordinate with Specialist Contractors on key infrastructure: 2027 Expected Completion of BFS Comprehensive study delivery Mid - 2026 Review guidance to support BFS Power Plant POX & Oxygen Plant Fully integrating scope, engineering, cost and schedule Supporting a high - quality, investment - grade study Making steady and deliberate progress toward development 17 NOVAGOLD | 2026 Annual General Meeting Disciplined BFS Approach Advancing with an execution - focused approach informed by longstanding experience in delivering large, multi - disciplinary projects. Worley WSP Hatch Donlin Gold 2026 Highlights

Source: https://alaska - lng.com/ 18 NOVAGOLD | 2026 Annual General Meeting Alaska LNG Pipeline See endnotes for this slide in Appendix 2026 Highlights ▪ Commercial Discussions Underway: Donlin Gold signed non - binding LOI with Glenfarne to evaluate potential Alaska LNG natural gas supply and related infrastructure to power the mine ▪ Concept: ~316 - mile natural gas pipeline to run from the existing 20 - inch pipeline from the Anchorage area to site ▪ Permitting Status: Key Federal and State permits 1 for the pipeline route have been issued, establishing a clear regulatory pathway for development ▪ Next Steps: Advance commercial negotiations, refine development and construction strategy, and align pipeline execution with project development timing Donlin Gold Proposed Pipeline & Barging Route Donlin Gold

Financial Results Snapshot and Capital Position Treasury Position $392.5M 1 Cash & Term Deposits 2026 Guidance Q1 2026 Category (US$ Millions) $19.7 $6.8 Corporate G&A 2 $78.8 $15.5 Donlin Gold Funding $98.5 $22.3 Total Spending 19 Maintained strong treasury position through prudent financial management and capital allocation See endnotes for this slide in Appendix NOVAGOLD | 2026 Annual General Meeting Robust Treasury ▪ NOVAGOLD intends to fully prepay the promissory note with Barrick Mining Corporation prior to the December 3, 2026 deadline, through exercise of its prepayment option

Donlin Gold's Path To Production:

Funding Strategy & Milestones

2011
Updated Feasibility Study

2018
Received Federal Permits

2020-2025
Key State Permits & Updated Technical Reports

Q1 2026
Fluor Selected As BFS Lead; Specialist Contractors Selected

2026
BFS Work Underway

2027
Complete BFS

~2027
Commence Engineering & FID*

~2027-2031
Construction*

*assuming a Final Investment Decision and Project Financing in 2027

Capital Needs

- BFS & Engineering
  Detailed design and study completion
- Construction
  Major capital deployment phase
- Ongoing Project Costs
  Community relations, health & safety, external affairs, permitting, environment

Potential Sources

- Project Financing
- Equity/Debt Mix
- Strategic Partners
- Sovereign Wealth Funds
- Offtake Agreements & Incentives

Upcoming Catalysts

- BFS schedule and budget
- Evaluate potential financing sources
- Recruiting for key BFS team
- Advance engineering and technical workstreams
- Maintaining/supporting permits and engaging with local and government representatives
- Exploration program to identify district-wide targets

20 NOVAGOLD | 2026 Annual General Meeting

GOLD SECTOR Dr. Thomas S. Kaplan Chairman 21 NOVAGOLD | 2026 Annual General Meeting

Demand Drivers Historic Safe - haven Appeal Asset Diversification Inflation/Deflation Protection Emerging Market Demand Decreasing Ore Grades Central Banks (Record) Buyers, Not Sellers Jurisdictional Risk In the Foothills of a Generational Bull Market Supply Pressures Dwindling Discovery Rates Gold Sector - 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 - $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 GOLD VS US DOLLAR: 12/31/2019 TO 5/7/2026 Ounces of Gold for US$1,000 Price of Gold in US$ 22 NOVAGOLD | 2026 Annual General Meeting

Net Present Value (US$ Billions) $3,500 $4,000 $2,100 $4,500 $2,500 $3,000 $5,000 $0B $10B $20B $30B $40B $50B $60B $70B $80B NPV at 5% NPV at 0% 19.6B 27.6B 35.8B 44.6B 53.5B 62.5B 5.1B 8.5B 12.3B 16.1B 19.9B 23.8B 27.6B 71.5B See endnote for this slide in Appendix Donlin Gold 23 NOVAGOLD | 2026 Annual General Meeting Extraordinary Leverage to Gold... In a Jurisdiction That Will Allow You to Keep The Leverage 1

“As a curiosity, I want you to go back and look toward the mid - 1980s. The blip, which barely is noticeable, is the crash of 1987 that a lot of us thought was going to be the harbinger of the Four Horsemen of the Apocalypse. You can't even see it as the DOW marched from 1,000 to a 45 plus leap in value over the decades.” Dr. Thomas S. Kaplan October 1, 2025 0 10,000 20,000 30,000 40,000 50,000 DOW JONES – 50 Year Historical Chart 60,000 Gold Sector What a Real Secular Bull Market Looks Like 24 NOVAGOLD | 2026 Annual General Meeting

Gold Sector

Gold Equities Poised for Continued Re-Rating and Outperformance


Miners' valuations are far below the last cycle
Gold miners' historic P/NAV
Last cycle peak = 1.4x
Long-term average = 0.82x
Gold majors = 0.75x
Gold juniors = 0.51x
P/NAV (x)
Gold price (US$/oz)
Large caps
Gold price
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2009
2011
2013
2015
2017
2019
2021
2023
2025

Source: Scotiabank, Bloomberg. Data at 31 December 2025.


Gold Miners-to-Gold Ratio
2000-2004
2005-2009
2010-2014
2015-2019
2020-2024
2025-2029
Chart As of 5/6/2026
AZURIA
CAPITAL

Source: Bloomberg, analysis by Tavi Costa

Strong macro and demand backdrop supports higher gold price outlook and re-rating potential

- Inflation, fiscal deficits, rate cuts, and geopolitical uncertainty reinforce gold's strategic role, with central bank accumulation and broadening demand providing sustained support and upside from under-owned positioning

Equities remain undervalued with scope for multiple expansion

- Gold equities trade below historical and peer market multiples (majors ~0.75x P/NAV; mid/small caps ~0.51x), while structural under-ownership and improved capital discipline support re-rating potential

25 NOVAGOLD | 2026 Annual General Meeting

NOVAGOLD

High - Grade…Low Operating Cost 40 Moz gold contained in measured and indicated mineral resources 2 at 2.22 g/t gold 3 Production Profile Slated to produce 1.1 Moz per year over 27 - year mine life - 1.3 Moz per year in the first full ten years 1 Superlative - Rich and Differentiated: Donlin Gold is Simply a Unique Asset in its Combination of Attributes Blue Sky Exploration upside on strike and at depth, and within the district Jurisdictional Safety Alaska is an excellent mining jurisdiction – second largest gold producer in U.S. Land Ownership Project located on private land legally designated for mining Permitting Federal permits are in hand 4 and State permitting is on - track Shareholder Support Strong support from dedicated long - term institutional investors Experienced Team Management team with proven mine building expertise in the Americas Sustainability - Focused Ecological stewardship, the well - being of our people and communities, and good governance See endnote for this slide i n Appendix Se e Mineral Reserves & Mineral Resource s 26 NOVAGOLD | 2026 Annual General Meeting NOVAGOLD

Q&A 27 NOVAGOLD | 2026 Annual General Meeting

Appendix 28 NOVAGOLD | 2026 Annual General Meeting

Appendix

Mineral Reserves

Donlin Gold	Tonnage (kt)	Grade (g/t Au)	Metal content (koz Au)	Attributable to NOVAGOLD (koz Au)
Reserves[1]				
Proven	9,487	2.29	698	419
Probable	495,324	2.02	32,099	19,260
Total P&P	504,811	2.02	32,797	19,678

See endnotes for this slide in Appendix

*Mineral reserves and mineral resources are reported on a 100% basis and on a 60% basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Reserve estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.
b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.
c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

29 NOVAGOLD | 2026 Annual General Meeting NOVAGOLD

Appendix

Mineral Resources

Donlin Gold	Tonnage (kt)	Grade (g/t Au)	Metal content (koz Au)	Attributable to NOVAGOLD (koz Au)
Resources[2], exclusive of Reserves				
Measured	1,432	1.18	54	33
Indicated	175,224	1.32	7,439	4,463
Total M&I	176,656	1.32	7,493	4,496
Inferred	74,426	1.87	4,483	2,690
Resources[2], inclusive of Reserves				
Measured	9,243	2.67	793	476
Indicated	550,727	2.21	39,195	23,517
Total M&I	559,970	2.22	39,988	23,993
Inferred	88,886	2.03	5,812	3,487

See endnotes for this slide in Appendix

*Mineral reserves and mineral resources are reported on a 100% basis and on a 60% basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Resource estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.
b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.
c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

30 NOVAGOLD | 2026 Annual General Meeting NOVAGOLD

Source: 2025 Technical Report and 2025 Technical Report Summary (100% basis) Full technical reports available on NOVAGOLD’s website here: https://www.novagold.com/properties/donlin_gold/technical_report Appendix Donlin Gold 31 NOVAGOLD | 2026 Annual General Meeting Capital Costs $9.2B Initial capital costs $2.3B Sustaining capital costs over LOM (27 years) Average annual gold production 1.1 Moz LOM 1.4 Moz First 5 full years Economic outcomes at $2,100/oz gold $19.6B After tax cash flow $5.1B After tax NPV (5%) 10.3% After tax IRR 6.5 years After tax payback LOM operating costs $/oz Au $/t Mined $/t Processed Area 405 3.14 23.67 Mine operations 262 2.03 15.29 Processing operations 70 0.54 4.10 G&A 94 0.73 5.48 Land & royalty payments 831 6.44 48.54 Total (differences due to rounding)

Appendix

Risk Management

Infrastructure Component	Key Features / Description	Mitigation & Management Measures
Pipeline (natural gas)	316-mile buried pipeline route.	• Optimized through the alternatives analysis in the Final EIS and JROD, including the selection of a more economic LNG-to-pipeline fuel supply over diesel barging. • Both state and federal ROWs have been permitted, supporting the project's infrastructure and access requirements. • The Compensatory Mitigation Plan offsets wetlands and stream impacts through targeted restoration and preservation efforts.
Gas Supply	Cook Inlet, LNG imports and the North Slope via the potential Alaska LNG Pipeline.	• Opportunities for gas to be imported into Cook Inlet or potentially to be supplied from the North Slope via the Alaska LNG Pipeline. An anchor customer like Donlin Gold is needed to bring in more gas supply to Alaska. • Donlin Gold can be a large in-state off taker of gas from that project, which would drive down the price of delivered gas to Southcentral. • The development of the in-state infrastructure necessary to move gas from the North Slope could provide a cost-effective reliable source of energy from the Donlin Gold project.
Tailings Storage Facility (TSF)	A cross-valley, downstream-constructed design with a lined facility and a proposed dry closure.	• Rock fill downstream construction method to industry and Alaska guidelines. • ITRB established. • Seismic and PMP design inputs. • Involvement of Alaska Native Corporations.
Logistics	Barge Transportation, port facilities, mine access road.	• Donlin Advisory Technical Review and Oversight Committee (DATROC) provides oversight and coordination among stakeholders to ensure safe and environmentally responsible barge operations. • The Barge Communication Plan facilitates real-time coordination with local communities and river users to enhance safety and minimize conflicts. • Bathymetric and river hydraulic studies completed inform safe navigation, equipment design, and operational planning for changing river conditions. • Marine engineers support the design of port facilities and marine equipment to ensure safety, efficiency, and minimal environmental impact.
General Environmental & Community Measures	Comprehensive baseline studies, social and environmental planning.	• Based on 25+ years of baseline data and includes measures for wetland restoration, cultural resource protection, erosion control, and water quality management. • Monitoring programs for air and water help identify and address impacts, with long-standing engagement with Alaska Native Corporations involved to guide ongoing environmental stewardship.

32 NOVAGOLD | 2026 Annual General Meeting

NOVAGOLD

▪ Alaska Pollutant Discharge Elimination System and Waste Management Permits remain administratively extended until renewed ▪ The Reclamation Plan approval remains administratively extended until 2027 ▪ The Alaska Superior Court upheld the 401 Certification on May 6, 2025. Earthjustice appealed to the Alaska Supreme Court and Donlin Gold’s and the State of Alaska’s briefs were filed on November 25, 2025. Briefing before the Alaska Supreme Court is complete and Oral argument is scheduled for June 3, 2026 ▪ On November 14, 2025, Donlin Gold welcomed the Alaska Supreme Court's decision affirming both the project's water rights permits for the mine and the ADNR's approval of the State's ROW for the state - owned lands portion of the proposed 316 - mile natural gas pipeline 33 NOVAGOLD | 2026 Annual General Meeting Federal Litigation ▪ In the Federal lawsuit challenging the 404 permit and BLM ROW, the Federal District Court issued a decision on September 30, 2024, upholding the Federal agencies’ analysis on two of the three issues raised ▪ The Court agreed with the plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the TSF ▪ On June 10, 2025 the Court issued its Order on remedy, rejecting Earthjustice's request for the permits to be vacated, and remanded to the Federal agencies to conduct a narrow supplemental analysis of the potential environmental impacts of a larger hypothetical release from the TSF ▪ On October 27, 2025 the Federal Permitting Improvement Steering Council announced the FAST - 41 coverage of the Donlin Gold project, which will facilitate the efficient, transparent and accountable completion of the supplemental analysis ordered by the Court ▪ On January 26, 2026, the Corps issued a Notice of Intent to prepare an SEIS for the Donlin Gold project, focusing on the impacts of a larger tailings release, and will now review comments and proceed with the draft SEIS, anticipated in September 2026 under the FAST - 41 schedule Appendix Permitting and Litigation State Permitting and Litigation Activities

FAST - 41 Acceptance & Supplemental Environmental Impact Statement (SEIS) Summary ▪ FAST - 41 provides a coordinated federal review process with clear timelines and transparency. Agencies must respond to court rulings while maintaining environmental protections Why is a SEIS required? ▪ The 2018 EIS evaluated a 0.5% hypothetical tailings dam release ▪ The Alaska District Court (September 30, 2024) ruled that a larger hypothetical spill should have been analyzed ▪ In June 2025, USACE and BLM were directed to supplement the EIS with this expanded scenario What it means? ▪ No change to the tailings dam design and no increase in risk ▪ The SEIS adds an additional analysis to inform agency decisions ▪ Federal permits for the Donlin Gold’s TSF remain in place Safety & Oversight ▪ TSF is a rock - filled, downstream dam built on bedrock ▪ Continuous monitoring and approval by the Alaska Dam Safety Program at each phase SEIS Process & Public Input ▪ Schedule : Notice of Intent (Completed), Draft SEIS (September 23, 2026), Final SEIS (April 23, 2027), and Updated Joint Record of Decision (May 28, 2027) ▪ Led by USACE, with public comment opportunities 34 NOVAGOLD | 2026 Annual General Meeting Appendix

Capital Structure As of March 27, 2026 Amount Security Type 438,780,614 Commons shares issued and outstanding * 9,606,600 Options * 24,703,125 Warrants * 1,979,800 PSUs * 321,573 DSUs * *As reported in the Company’s financial statements and regulatory filings. Appendix 35 NOVAGOLD | 2026 Annual General Meeting

Appendix

Board of Directors

	**Dr. Thomas S. Kaplan** Chairman	• Chairman, CIO and CEO of The Electrum Group LLC, a privately held natural resources investment management company that controls a focused portfolio of precious and base metals assets		**Hume Kyle**	• Former Executive VP and CFO, Dundee Precious Metals • Former VP, Finance and CFO of Fort Chicago Energy Partners, L.P.
	**Dr. Elaine Dorward-King**	• Former Executive VP of Sustainability and External Relations at Newmont Corporation • Serves as a director of Sibanye-Stillwater, Kenmare Resources plc, and Nevada Copper		**Kalidas Madhavpeddi**	• Chair, Glencore plc • Former SVP, Phelps Dodge for Global Business Development • President of Azteca Consulting and director of Dundee Precious Metals
	**Daniel Muñiz Quintanilla**	• Former Managing Director (CEO) & Executive Chair of Americas Mining, the mining division of Grupo Mexico • Serves as director of Brookfield Infrastructure Partners LP, and First Majestic Silver Corp.		**Kevin McArthur**	• Former CEO, Goldcorp, Glamis Gold, and Tahoe Resources • Board Chair, First Quantum Minerals
	**Ali Erfan**	• Vice-Chairman of The Electrum Group LLC and Investment Adviser to Electrum Strategic Resources • Former director, Leor Energy and Gatos Silver • Former senior partner at 3i Group plc		**Dawn Whittaker**	• Board Chair, Triple Flag Precious Metals Corp • Former director, Sierra Metals, Detour Gold, and Kirkland Lake Gold
	**Greg Lang** President & CEO	• Former President of Barrick Gold North America • Serves as director of Trilogy Metals		**Ethan Schutt**	• Executive VP & General Counsel, Bristol Bay Native Corporation; Board Trustee, Alaska Permanent Fund • Former CEO, Alaska Native Resource Development LLC, Former SVP, Land and Energy Development, Cook Inlet Region Inc.

36 NOVAGOLD | 2026 Annual General Meeting NOVAGOLD

SLIDE 5 - Long - Term Value Creation Anchored by Donlin Gold 1. Donlin Gold data as per the NOVAGOLD 2008, 2009, 2011, and 2021 Technical Reports on the Donlin Gold project in Alaska, U.S. and the S - K 1300 Technical Report Summary dated November 30, 2021. For current mineral reserves and resources see “Mineral Reserves & Mineral Resources” tables on slides 29 and 30 and: https://novagold.com/donlin - gold/reserves - resources/ 2. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The USACE and cooperating agencies will now review and consider comments received and proceed with preparation of the draft SEIS which is anticipated to be published in September 2026 in accordance with the coordinated FAST - 41 permitting schedule. SLIDE 6 – A strategic asset : Donlin positioned to be America’s largest gold mine 1. Average of comparison group data of 13 projects based on large ( 3 Moz proven and probable mineral reserves cut off), North/South American gold - focused development projects with > 75 % projected revenues from gold, as per latest company public filings and websites as of May 2026 . 2. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30. 3. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30 SLIDE 7 – Donlin Gold vs global average 1. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves and Mineral Resources” tables on slides 3, 29 and 30. 2. May 2026 average grade of open pit and underground deposits with gold as primary commodity and over 1Moz in measured and indicated mineral resources, inclusive of mineral reserves, sourced from S&P Global Market Intelligence. 3. As per the 2025 Technical Report and 2025 Technical Report Summary, total life - of - mine operating costs are estimated at $831 per ounce of gold. SLIDE 8 – The next big gold discovery could be at Donlin Gold 1. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30. 37 NOVAGOLD | 2026 Annual General Meeting SLIDE 9 – De - Risked Path to Production in an Excellent Jurisdiction 1. Donlin Gold’s Alaska Pollutant Discharge Elimination System (APDES) is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is being processed, allowing the permit to remain in effect until reissuance. 2. NOVAGOLD continues to support the State of Alaska in defending the Department of Environmental Conservation’s (ADEC) Clean Water Act (CWA) Section 401 Water Quality Certification. Briefing before the Alaska Supreme Court is complete and Oral argument is scheduled for June 3, 2026. 3. The Donlin Gold Reclamation Plan approval is administratively extended by the Alaska Department of Natural Resources until January 2027, while the renewal application is under review. 4. The Donlin Gold Waste Management Permit is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is under review, allowing the existing permit to remain in effect until reissuance. 5. See footnote 2 under Slide 5 above. 6. Per the USGS Mineral Commodity Summaries report – Table 3 - Value of Nonfuel Mineral Production in the United States and Principal Nonfuel Mineral Commodities Produced in 2022. 7. Per the Bureau of Land Management - https://www.blm.gov/sites/default/files/docs/202 1 - 06/BLM - AK - Minerals - Critica l - Renewable - Future - Infographic.pdf. 8. Per Alaska Department of Natural Resources, Division of Geological & Geophysical Surveys report titled “2025 Alaska Mining Industry Overview – Ready To Rumble” – https://dggs.alaska.gov/webpubs/dggs/po/text/po2025_015.pdf SLIDE 12 - NOVAGOLD 2025 Sustainability Performance 1. As per NOVAGOLD’s 2025 Sustainability Report found here: https://novagold.com/sustainability/sustainability - report/ SLIDE 13 - Strong Institutional Support & Analyst Coverage 1. Shareholder positions are based on the latest 13 - D, 13 - F or 13 - G filings as of December 31, 2025. SLIDE 16 – 2025 Highlights 1. Donlin Gold Holdings, 100% wholly - owned by Paulson Advisers LLC and its affiliates, is the 40% owner of the Donlin Gold project. Donlin Gold Holdings, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement. SLIDE 19 – Financial results snapshot and capital position 1. NOVAGOLD cash and cash equivalents of $ 117 . 5 million, primarily held at three Canadian chartered banks with investment grade credit ratings, and term deposits of $ 275 . 0 million held at two Canadian chartered banks and one large U . S . bank with investment grade credit ratings and maturities of less than one year . 2. Excludes non - cash share - based compensation expense. Appendix - Endnotes

SLIDE 23 – Extraordinary Leverage to Gold... In a Jurisdiction That Will Allow You to Keep The Leverage 1. Donlin Gold estimates as per the 2025 Technical Report and the 2025 Technical Report Summary, except as noted below. All dollar figures are in USD, represent 100% of the project of which NOVAGOLD’s share is 60%, and reflect after - tax net present value (at 0% and 5% discount rates) of the Donlin Gold project using the reference date of start of Year - 06 as the first year of discounting. Gold price sensitivity was evaluated as part of the 2025 Technical Report and the 2025 Technical Report Summary. At a 5% discount rate, the net present value is: ($787M) @ $1,470 gold; $1,206M @ $1,680 gold; $3,128M @ $1,890 gold; $5,058M @ $2,100 gold; $6,940M @ $2,310 gold; $8,681M @ $2,520 gold; and $10,235M @ $2,730 gold. Additional sensitivity analysis at $2,500, $3,000, $3,500, $4,000, $4,500 and $5,000 gold was performed by the Company, calculated on the same basis as the 2025 Technical Report and the 2025 Technical Report Summary. No adjustments were made to capital and operating cost estimates for the additional sensitivity analysisThe project requires a gold price of approximately $1,342 per ounce to break even on an undiscounted cash flow basis and a gold price of approximately $1,554 per ounce to break even on a 5% discounted basis. SLIDE 26 – Superlative - Rich and Differentiated: Donlin Gold is Simply a Unique Asset in its Combination of Attributes 1. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30. 2. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30. 3. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 29 and 30. 4. See footnote 2 under Slide 5 on previous page. SLIDES 29 & 30 - Mineral Reserves and Mineral Resources 1. Mineral Reserves are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. The Mineral Reserve estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Reserve estimate. Mineral Reserves are prepared in accordance with the definitions of NI 43 - 101 and S - K 1300. The point of reference for the Mineral Reserve estimate is at the point of delivery to the mill. Mineral Reserves are constrained within an engineered pit design using the following assumptions: gold price of $2,100/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47 ƒ . The timeframe over which the gold price and operating costs was 27 years which is the expected timeframe over which the Mineral Reserves will be mined and processed. The long term forecast gold price for Mineral Reserves is based on industry consensus. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Reserves are reported using an economic NSR cut - off value of $29.95 – 32.36/t and an elevated gold cut - off grade of 0.75 g/t. The average LOM process recovery for the Mineral Reserves is 90.0%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43 - 101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 2. Mineral Resources are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. The Mineral Resource estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Resource estimate. Mineral Resources are prepared in accordance with the definitions of NI 43 - 101 and S - K 1300. The cut - off date for the sample database used in the Mineral Resource estimate is December 31, 2024. However, more recent drilling data up to November 30, 2025 was used to validate the Mineral Resource model as remaining current. The point of reference for the Mineral Resource estimate is in situ. Mineral Resources are constrained within a pit shell using the following assumptions: gold price of $2,400/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47º. The timeframe over which the gold price and operating costs is 24 years which is the expected timeframe over which the Mineral Resources will be mined. The long - term forecast gold price for Mineral Resources is based on industry consensus and is 15% higher than the price used for the Mineral Reserves to ensure the Mineral Reserves are a subset of the Mineral Resources. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Resources are reported using a marginal NSR cut - off value of $26.86/t based on a total process cost of $22.15/t processed, G&A operating cost of $4.57/t processed, and a stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%. The average LOM process recovery for Mineral Resources is 89.8%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in apparent summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43 - 101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. Appendix - Endnotes NOVAGOLD | 2026 Annual General Meeting 38

Appendix - Endnotes

Technical Reports and Qualified Persons
The documents referenced below provide supporting technical information for the Donlin Gold project.

Project	Qualified Person(s)	Most Recent Disclosure
Donlin Gold	Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc.	"NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA" ("2025 Technical Report") prepared by Wood Group USA Inc. ("Wood") and Geosyntec Consultants International, Inc. ("Geosyntec") effective November 30, 2025. "S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA" ("2025 Technical Report Summary") prepared by Wood and Geosyntec dated November 30, 2025.

Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a "qualified person" under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation.

39 NOVAGOLD | 2026 Annual General Meeting NOVAGOLD

NOVAGOLD RESOURCES INC. Suite 1860 – 400 Burrard Street Vancouver BC Canada V6C 3A6 T: 604 669 6227 TF: 1 866 669 6227 F: 604 669 6272 E: info@novagold.com Mélanie Hennessey VP, Corporate Communications melanie.hennessey@novagold.com Frank Gagnon Manager, Investor Relations frank.gagnon@novagold.com TSX, NYSE AMERICAN: NG |